Janus Investment Fund

Janus Henderson Money Market Fund

Supplement dated October 2, 2023

to Currently Effective Prospectuses

and Statement of Additional Information

Prior to October 2, 2023, and pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), Janus Henderson Money Market Fund (the “Fund”) was permitted, but not required, to impose a liquidity fee on redemptions from the Fund (up to 2%), or a redemption gate to temporarily suspend redemptions from the Fund for up to 10 business days (in any 90-day period), in the event that the Fund’s weekly liquid assets fell below certain designated thresholds. In connection with amendments to Rule 2a-7 under the 1940 Act recently adopted by the Securities and Exchange Commission, effective October 2, 2023, the Fund may no longer impose a redemption gate (except in connection with a liquidation under extraordinary circumstances), and the link between liquidity fees and the Fund’s weekly liquid assets falling below certain designated thresholds is removed. As a result of these amendments, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) if it believes such fee is in the best interests of the Fund, without regard to weekly liquid asset levels.

Accordingly, effective October 2, 2023, the Fund’s prospectuses and statement of additional information are revised to remove all references to redemption gates and the link between the liquidity fees and the Fund’s weekly liquid assets falling below certain designated thresholds. Further, the Fund’s prospectuses and statement of additional information are revised to reflect that the Board of Trustees of the Fund is permitted, but not required, to impose a liquidity fee on redemptions from the Fund (up to 2%) if it believes such fee is in the best interests of the Fund.

Please retain this Supplement with your records.